SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   OCTOBER 24, 2001
                                                    ----------------


                             UNIVERSAL EXPRESS, INC.
                             -----------------------
             (Exact name of Registrant as Specified in its Charter)


        NEVADA                         0-18094                   11-2781803
------------------------           -----------------         -------------------
(State of Incorporation)            (Commission File           (IRS Employer
                                        Number)             Identification No.)


           1230 AVENUE OF THE AMERICAS, SUITE 771, NEW YORK, NY 10020
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                 (212) 239-2575
                          -----------------------------
                          Registrant's Telephone Number

ITEM 4               CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
------               --------------------------------------------

         On October 24, 2001, the Registrant, by action of the Board of Directors, dismissed Feldman Sherb & Co., P.C. from its engagement as the Registrant's principal accountant to audit the Registrant's financial statements for the year ended June 30, 2002.

         The reports of Feldman Sherb & Co., P.C. on the financial statements of the Registrant for the years ended June 30, 2001 and June 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Registrant and Feldman Sherb & Co., P.C. have not, in connection with the audits of the Registrant's financial statements for the past two fiscal years or any subsequent period, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Feldman Sherb & Co., P.C.'s satisfaction, would have caused Feldman Sherb & Co., P.C. to make reference in connection with its reports to the subject matter of the disagreement.

         At no time during the past two fiscal years and subsequent period did Feldman Sherb & Co., P.C. advise the Registrant:

         (a) that internal controls necessary for the Registrant to develop reliable financial statements do not exist;

         (b) that information had come to the attention of Feldman Sherb & Co., P.C. which led it to be no longer able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management; or

         (c) that there is a need to expand significantly the scope of its audit or that information has come to the attention of Feldman Sherb & Co., P.C. which, if investigated further, might have (i) materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements to be issued covering the fiscal year ending June 30, 2002 (including information that might have prevented Feldman Sherb & Co., P.C. from rendering an unqualified audit report on those financial statements), or (ii) caused Feldman Sherb & Co., P.C. to be unwilling to rely on management's representations or to be associated with the Registrant's financial statements.

         On October 24, 2001, the Registrant retained the firm of Rosenberg Rich Baker Berman & Company, CPA, PA to audit the Registrant's financial statements for the year ended June 30, 2002. At no time during the past two fiscal years or any subsequent period did the Registrant consult with Rosenberg Rich Baker Berman & Company, CPA, PA regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on the Registrant's financial statements or any matter of the sort described above with reference to Feldman Sherb & Co., P.C..

                                    EXHIBITS
1.    Letter from Feldman Sherb & Co., P.C. - to be filed by amendment.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNIVERSAL EXPRESS, INC.

Dated: October 30, 2001                     By /S/RICHARD A. ALTOMARE
                                               --------------------------------
                                               Richard A. Altomare
                                               Chief Executive Officer